Quarterly Holdings Report
for
Fidelity Freedom® Index 2030 Fund
December 31, 2021
FRX-X30-NPRT3-0322
1.906844.112
Domestic Equity Funds - 37.6%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $4,268,223,749)	403,578,696	6,441,115,981

International Equity Funds - 25.1%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $3,618,861,608)	285,883,201	4,305,401,012

Bond Funds - 32.8%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	438,150,302	4,565,526,150
Fidelity Series International Developed Markets Bond Index Fund (a)	41,909,949	411,974,794
Fidelity Series Long-Term Treasury Bond Index Fund (a)	77,051,838	656,481,656
TOTAL BOND FUNDS (Cost $5,636,229,654)		5,633,982,600

Inflation-Protected Bond Funds - 3.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	23,908,947	242,197,637
Fidelity Series Inflation-Protected Bond Index Fund (a)	31,186,800	329,956,343
TOTAL INFLATION-PROTECTED BOND FUNDS (Cost $554,555,795)		572,153,980

Short-Term Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (b)	7,315	7,316
Fidelity Series Treasury Bill Index Fund (a)	20,956,542	209,565,417
TOTAL SHORT-TERM FUNDS (Cost $209,573,473)		209,572,733

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $14,287,444,279)	17,162,226,306
NET OTHER ASSETS (LIABILITIES) - 0.0%	(4,035,690)
NET ASSETS - 100.0%	17,158,190,616

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	16,109	-	8,793	6	-	-	7,316	0.0%
Total	16,109	-	8,793	6	-	-	7,316

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	244,247,166	3,689,970	1,623,574	(10,635)	1,651,076	242,197,637
Fidelity Series Bond Index Fund	3,610,297,232	1,395,514,839	452,826,085	49,288,425	(7,073,491)	19,613,655	4,565,526,150
Fidelity Series Global ex U.S. Index Fund	3,374,575,088	1,286,736,728	390,648,921	110,305,197	(2,557,816)	37,295,933	4,305,401,012
Fidelity Series Inflation-Protected Bond Index Fund	469,012,165	160,188,776	300,900,505	25,176,498	7,467,664	(5,811,757)	329,956,343
Fidelity Series International Developed Markets Bond Index Fund	-	420,703,757	6,536,614	262,175	(36,204)	(2,156,145)	411,974,794
Fidelity Series Long-Term Treasury Bond Index Fund	389,408,709	275,208,443	39,420,556	9,549,927	(5,319,236)	36,604,296	656,481,656
Fidelity Series Total Market Index Fund	5,056,994,345	1,530,716,902	1,017,529,175	99,207,841	19,501,133	851,432,776	6,441,115,981
Fidelity Series Treasury Bill Index Fund	172,371,179	149,022,267	111,828,029	96,088	(85,007)	85,007	209,565,417
	13,072,658,718	5,462,338,878	2,323,379,855	295,509,725	11,886,408	938,714,841	17,162,218,990

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.